Exhibit 10.1

Execution Version

MASTER ASSIGNMENT, AGREEMENT AND AMENDMENT NO. 4

TO CREDIT AGREEMENT

This MASTER ASSIGNMENT, AGREEMENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT (“Agreement”) dated as of March 1, 2018 (the “Effective Date”) is among Penn Virginia Holding Corp., a Delaware corporation (the “Borrower”), Penn Virginia Corporation, a Virginia corporation (the “Parent”), the subsidiaries of the Borrower party hereto (together with the Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as issuing lender (in such capacity, the “Issuing Lender”).

RECITALS

A. The Parent, the Borrower, the Administrative Agent, the Issuing Lender, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of September 12, 2016, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 13, 2017, that certain Master Assignment, Agreement and Amendment No. 2 to Credit Agreement dated as of June 27, 2017 and that certain Master Assignment, Agreement and Amendment No. 3 to Credit Agreement dated as of September 29, 2017 (as so amended, the “Credit Agreement”).

B. The parties hereto wish to increase the Borrowing Base under the Credit Agreement and in connection with such increase, the Assignors (as defined below) wish to assign a certain percentage of their rights and obligations under the Credit Agreement as a Lender to the Assignees (as defined below) pursuant to the terms hereof.

C. After the assignment and acceptance of the rights and obligations set forth herein have been made effective, the parties hereto agree to, subject to the terms and conditions set forth herein, (i) amend the Credit Agreement as provided herein and (ii) increase the Borrowing Base.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

Section 3. Assignments and Acceptances. In lieu of executing and delivering an Assignment and Acceptance, each existing Lender whose Pro Rata Share of the Commitments is decreasing in connection herewith (each an “Assignor” and, collectively, the “Assignors”) and each existing Lender whose Pro Rata Share of the Commitments is increasing in connection herewith (each an “Assignee” and, collectively, the “Assignees”) hereby agree to, and Borrower hereby accepts, the following:

(a) Assignment. For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the terms hereof and the Credit Agreement, as of the Effective Date (i) such percentage in and to all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified in Schedule II hereto that would result in Assignors and Assignees having the respective Commitments set forth in Schedule II attached hereto (including without limitation any letters of credit and guaranties provided in connection with the Credit Agreement), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to, and in proportion to, the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by any Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Agreement, without representation or warranty by any Assignor.

(b) Representations and Warranties of Assignor. Each Assignor (i) represents and warrants that (A) it is the legal and beneficial owner of the relevant Assigned Interest, (B) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (C) the financial condition of the Borrower, its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (D) the performance or observance by the Borrower, its Subsidiaries or Affiliates or any other Person of any of its obligations under any Loan Document.

(c) Representations and Warranties of Assignee. Each Assignee (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the

Credit Agreement, (B) it meets all the requirements to be an assignee under Section 9.07 of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.07 of the Credit Agreement), (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.06 thereof, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase such Assigned Interest, (F) it has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase such Assigned Interest, and (G) if it is not incorporated under the laws of the United States of America or a state thereof, on or prior to the date hereof, it has delivered to Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent, any Assignor, or any other Lenders, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d) Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the relevant Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignors and Assignees shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

(e) Consent; Waiver of Administrative Fees. Administrative Agent, the Issuing Lender and Borrower hereby consent to each Assignor’s assignment of the Assigned Interests to the respective Assignees, and waive any other conditions to the effectiveness of such assignment that are not expressly set forth in this Agreement, and agree that the terms of this Agreement shall constitute an Assignment and Acceptance. Administrative Agent hereby consents to a one-time waiver of the $5,000 processing and recordation fee that would otherwise be payable by each Assignee pursuant to Section 9.07(b)(iv) of the Credit Agreement as a result of the assignment provided for herein.

Section 4. Amendments to Credit Agreement.

(a) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by replacing the definition for “Fee Letters” in its entirety with the following:

“Fee Letters” mean (a) the Exit Facility Lender Fee Letter dated May 10, 2016, among the Administrative Agent, the Borrower, and Holdings, (b) that certain Exit Facility Agent Fee Letter dated May 10, 2016, among the Administrative Agent, the Borrower, and Holdings, (c) that certain fee letter dated June 27, 2017 among Wells Fargo Securities, LLC, the Borrower, and Holdings, (d) that certain fee letter dated September 29, 2017 among Wells Fargo Securities, LLC, the Borrower, and Holdings and (e) that certain fee letter dated March 1, 2018 among Wells Fargo Securities, LLC, the Borrower, and Holdings.

(b) Section 6.15 (Hedging Limitations) of the Credit Agreement is hereby amended by inserting “and” at the end of clause (a)(iv), deleting “and” at the end of clause (v), deleting clause (vi) in its entirety and replacing the first sentence in clause (a) in its entirety with the following:

Subject to Section 6.15(b), Hedge Contracts which have a tenor not greater than sixty (60) months with an Approved Counterparty (or trade or transactions thereunder) in respect of commodities entered into not for speculative purposes the notional volumes for which (when aggregated with other commodity Hedge Contracts then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Contracts) do not exceed, as of the date the latest hedging trade or transaction is entered into under a Hedge Contract,

(c) Schedule II to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule II attached to this Agreement.

Section 5. Increase in the Borrowing Base. Subject to the terms of this Agreement, as of the Effective Date, the Borrowing Base shall be increased from $237,500,000 to $340,000,000 and such Borrowing Base shall remain in effect at that level until the effective date of the next Borrowing Base redetermination made in accordance with the terms of the Credit Agreement, as amended hereby. The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 5 is the semi-annual redetermination of the Borrowing Base scheduled to occur on or about April 1, 2018 as provided in Section 2.02(b)(i) of the Credit Agreement. Each Lender’s Pro Rata Share of the resulting Borrowing Base, after giving effect to the increase in the Borrowing Base set forth in this Section 5 and the assignments effected under Section 3 above, and each Lender’s Maximum Credit Amount, after giving effect to this Agreement, are as set forth in Schedule II attached hereto.

Section 6. Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a) after giving effect hereto, the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments, the Guaranty, and each of the other Loan Documents are true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the date hereof, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date;

(b) (i) the Hunt Acquisition (as defined below) shall be consummated substantially simultaneously with the effectiveness of this Agreement in all material respects in accordance with the terms of the Hunt Purchase Agreement (as defined below), and the Hunt Purchase Agreement has not been amended or waived or otherwise modified, (ii) no material adverse effect with respect to the assets to be acquired as part of the Hunt Acquisition has occurred and is continuing since the Execution Date (as defined in the Hunt Purchase Agreement), and (iii) all conditions required under Section 7 of this Agreement have been met other than such conditions which have been waived by the Lenders; provided that (1) for items which require the satisfaction of the Administrative Agent or Lenders, the Borrower may assume such satisfaction and (2) any Responsible Officer of the Borrower may assume that any signatures of any party other than a Loan Party have been received by the Administrative Agent and are genuine and authorized by all requisite actions;

(c) after giving effect hereto, no Default or Event of Default has occurred and is continuing;

(d) the execution, delivery and performance of this Agreement by such Loan Party are within its corporate, partnership, or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate, partnership, or limited liability company action, as applicable;

(e) this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;

(f) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement;

(g) the Collateral is unimpaired by this Agreement and the Loan Parties have granted to the Administrative Agent an Acceptable Security Interest in the Collateral covered by the Security Instruments and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; and

(h) as of the Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Loan Document.

Section 7. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a) The Administrative Agent shall have received (i) this Agreement executed by duly authorized officers of the Parent, the Borrower, each Guarantor, the Administrative Agent, and the Lenders, and (ii) that certain fee letter dated on or about the date hereof among Wells Fargo Securities, LLC, the Borrower, and the Parent (the “Amendment No. 4 Fee Letter”);

(b) The Borrower shall have delivered to the Administrative Agent a fully executed, correct and complete copy of that certain Purchase and Sale Agreement dated as of December 30, 2017 between Penn Virginia Oil & Gas L.P. as the purchaser and Hunt Oil Company as the seller (the “Hunt Purchase Agreement”), and each assignment executed in connection therewith (collectively, the “Transfer Documents”), and the asset purchase contemplated by the Hunt Purchase Agreement (the “Hunt Acquisition”) shall be consummated substantially concurrently with the Effective Date, in accordance with the terms of the Hunt Purchase Agreement without giving effect to any amendments, consents or waivers by the Borrower that amend, modify or waive any terms of the Hunt Purchase Agreement, nor shall the Borrower have given a consent thereunder, in any case, in a manner adverse to the Lenders (in their capacities as such) without the consent of the Administrative Agent;

(c) The Administrative Agent shall have received copies of duly executed mortgage releases and financing statement terminations evidencing a full release of all existing mortgages and Liens (other than Permitted Liens) encumbering any of the properties acquired by the Borrower under the Hunt Purchase Agreement;

(d) The Administrative Agent shall have received satisfactory title evidence, which title evidence shall be in form and substance acceptable to the Administrative Agent in its reasonable discretion and shall include information regarding the before payout and after payout ownership interests held by the Loan Parties, for all wells located on the Oil and Gas Properties acquired by the Loan Parties under the Hunt Purchase Agreement, covering at least 90% of the present value of the Proven Reserves of the Loan Parties as determined by the Administrative Agent. The Borrower acknowledges and agrees that this condition to effectiveness shall not be construed as being a limitation of the requirements set forth in Section 5.10 of the Credit Agreement, as amended hereby;

(e) The Borrower shall have paid (i) all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment prior to the Effective Date (unless the Administrative Agent consents to the payment of such fees post-closing), and (ii) the fees required under the Amendment No. 4 Fee Letter; and

(f) The Borrower shall have delivered, or shall have caused the applicable Guarantor to deliver, to the Administrative Agent duly executed and acknowledged mortgages, agreements, financing statements and other documents (including exhibits, schedules and other attachments thereto) granting to the Administrative Agent an Acceptable Security Interest in the properties acquired by the Borrower or such Guarantor under the Hunt Purchase Agreement, each in form and substance reasonably acceptable to the Administrative Agent and, in any event, to the extent necessary to comply with Section 5.08(a)(y) of the Credit Agreement.

Section 8. Acknowledgments and Agreements.

(a) Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b) The Parent, Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty, and the other Loan Documents, are not impaired in any respect by this Agreement.

(c) Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(d) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 9. Reaffirmation of Security Instruments. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 10. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 11. Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 13. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 14. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

Section 15. Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

PENN VIRGINIA HOLDING CORP.

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PARENT:

PENN VIRGINIA CORPORATION

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

PENN VIRGINIA OIL & GAS CORPORATION
PENN VIRGINIA OIL & GAS GP LLC
PENN VIRGINIA OIL & GAS LP LLC
PENN VIRGINIA MC CORPORATION
PENN VIRGINIA MC ENERGY L.L.C.
PENNVIRGINIA MC GATHERING COMPANY L.L.C.
PENNVIRGINIA MC OPERATING COMPANY L.L.C.
PENNVIRGINIA RESOURCE HOLDINGS CORP.

Each By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PENN VIRGINIA OIL & GAS, L.P.

By:	Penn Virginia Oil & Gas GP LLC, its general partner

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ Paul Squires
Paul Squires, Managing Director

Signature Page to Agreement and Amendment No. 4 to Credit Agreement)

(Penn Virginia Holdng Corp.)

LENDER:

CITIBANK, N.A., as a Lender

By:	/s/ William B. McNeely
Name:	William B. McNeely
Title:	Vice President

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Vice President

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Vice President

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

COMERICA BANK, as a Lender

By:	/s/ Jason M. Klesel
Name:	Jason M. Klesel
Title:	Assistant Vice President

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

EAST WEST BANK, as a Lender

By:	/s/ Laura A. Nelson
Name:	Laura A. Nelson
Title:	Assistant Vice President

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Max SONNONSTINE
Name:	Max SONNONSTINE
Title:	Director

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER:

WEST TEXAS NATIONAL BANK, as a Lender

By:	/s/ Thomas E. Stelmar, Jr.
Name:	Thomas E. Stelmar, Jr.
Title:	Senior Vice President

Signature Page to Agreement and Amendment No. 4 to Credit Agreement

(Penn Virginia Holdng Corp.)

SCHEDULE II

NOTICE INFORMATION AND COMMITMENTS

Each of the commitments to lend set forth herein is governed by the terms of the Credit Agreement which provides for, among other things, borrowing base limitations which may restrict the Borrower’s ability to request (and the Lenders’ obligation to provide) Credit Extensions to a maximum amount which is less than the commitments set forth in this Schedule II.

Administrative Agent/Issuing Lender:

Wells Fargo Bank, National Association

1525 West W.T. Harris Blvd

Mail Code D1109-019

Charlotte, North Carolina 28262

Attn:    Syndication Agency Services

Telephone:    (704) 590-2706

Telecopy:      (704) 590-2790

with a copy to:

Wells Fargo Bank, National Association

1000 Louisiana Street, 9th Floor

MAC T0002-090

Houston, TX 77002

Attention: Paul Squires

Telephone: (713) 319-1314

Electronic Mail: paul.a.squires@wellsfargo.com

Borrower:

at c/o Penn Virginia Corporation

14701 St. Mary’s Lane, Suite 275

Houston, Texas 77079

Attn: Steven A. Hartman

713-722-6529

Steve.hartman@pennvirginia.com

[continued]

Schedule II

Lender	Maximum Credit Amounts	Pro Rata Share	**Pro Rata Share of the Borrowing Base as of the Effective Date of that certain Master Assignment, Agreement and Amendment No. 4 to Credit Agreement dated as of March 1, 2018
Wells Fargo Bank, National Association	$51,470,588.24	10.294117647%	$35,000,000.00
Citibank, N.A.	$51,470,588.24	10.294117647%	$35,000,000.00
Royal Bank of Canada	$51,470,588.24	10.294117647%	$35,000,000.00
SunTrust Bank	$51,470,588.24	10.294117647%	$35,000,000.00
Capital One, National Association	$44,117,647.06	8.823529412%	$30,000,000.00
Branch Banking and Trust Company	$40,441,176.47	8.088235294%	$27,500,000.00
Bank of America, N.A.	$36,764,705.88	7.352941176%	$25,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	$29,411,764.71	5.882352941%	$20,000,000.00
Comerica Bank	$29,411,764.71	5.882352941%	$20,000,000.00
East West Bank	$29,411,764.71	5.882352941%	$20,000,000.00
The Huntington National Bank	$29,411,764.71	5.882352941%	$20,000,000.00
Société Générale	$29,411,764.71	5.882352941%	$20,000,000.00
West Texas National Bank	$25,735,294.12	5.147058824%	$17,500,000.00
Total:	$500,000,000.00	100.000000000%	$340,000,000.00

**Borrowing	Base is subject to redetermination pursuant to the terms of the Credit Agreement, as amended.

Schedule II